                                                                   EXHIBIT 10.34

                                                                  EXECUTION COPY

                                  ASSIGNMENT OF
                 LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

                                       TO

                              EMPIRE RESORTS, INC.

            The  undersigned,  being all of the  Members  of BKB,  LLC  ("BKB"), pursuant to that certain Amended and Restated Securities  Contribution Agreement
dated as of December  12,  2003,  by and between  Empire  Resorts,  Inc.,  Alpha
Monticello,   Inc.,  Catskill  Development,   L.L.C,  Americas  Tower  Partners,
Monticello  Realty  L.L.C.,  Watertone  Holdings,  LP,  New  York  Gaming,  LLC,
Fox-Hollow  Lane, LLC,  Shamrock  Strategies,  Inc.,  Clifford A. Ehrlich,  BKB,
Robert A. Berman, Philip B. Berman, Scott A. Kaniewski, Kaniewski Family Limited
Partnership and KFP Trust (the  "SECURITIES  CONTRIBUTION  AGREEMENT"),  and the
unanimous . written  consent of the members of BKB,  effective as of the Closing
(as  defined in the  Securities  Contribution  Agreement),  hereby  (i)  assign, transfer  and convey all of their  right,  title and  interest in their  limited liability company membership interest in Monticello Raceway Development Company,
LLC ("MRD") to Empire  Resorts,  Inc. in the percentages set forth on Schedule A hereto and (ii) consent to the admission of Empire Resorts,  Inc. as a member of
MRD in accordance with the terms of the Limited  Liability Company Agreement for
MRD, dated as of January 1, 1999.

                            [SIGNATURE PAGE FOLLOWS]

            IT WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of January 12, 2004.

                                      /s/ Robert A. Berman
                                      -----------------------------
                                      ROBERT A. BERMAN

                                      /s/ Phillip B. Berman
                                      -----------------------------
                                      PHILIP B. BERMAN

                                      /s/ Scott A. Kaniewski
                                      -----------------------------
                                      SCOTT A. KANIEWSKI

                                      KANIEWSKI FAMILY LIMITED PARTNERSHIP

                                      By /s/ Scott A. Kaniewski
                                         -------------------------
                                      Name:   Scott A. Kaniewski
                                      Title:  General Partner

                                      KFP TRUST

                                      By /s/ Stacey Kaniewski
                                         -----------------------
                                      Name:   Stacey Kaniewski
                                      Title:  Trustee

                         BKB ASSIGNMENT OF MRD INTERESTS

                                   SCHEDULE A

                 Limited Liability Company Membership Interests

ASSIGNEE                   ASSIGNED PERCENTAGE MEMBERSHIP INTEREST IN MONTICELLO
                           RACEWAY DEVELOPMENT COMPANY, LLC

Robert A. Berman                          41.000%

Philip B. Berman                           1.300%

Scott A. Kaniewski                         7.650%

Kaniewski Family                           0.025%
Limited Partnership

KFP Trust                                  0.025%